[SOUND SHORE FUND LETTERHEAD]

================================================================================
                                                               December 31, 2002


Dear Shareholder:

     The Sound Shore Fund ended 2002 with a net asset value of $25.81, following a year-end dividend distribution of $0.04. The Fund rebounded in the fourth quarter, advancing 9.90%, but finished the year with a decline of 15.43%. This performance bested most major stock averages for the quarter and the year. The Standard & Poor's 500 Index, for example, gained 8.44% for the quarter and lost 22.10% for the year, its worst performance year since 1974 and second worst since 1937. Having already declined the prior two years, this marks the first negative three-peat for the index since 1941. For the past ten years, the Fund has grown at a compound annual rate of 10.81%, versus the S&P 500 at 9.34%.*

     Despite the fourth quarter improvement, all ten sectors of the S&P 500 registered declines for the year, and traditionally "defensive" sub-groups, such as electric utilities and food retailing, fared poorly. Even energy stocks declined despite an advance of over 50% for oil and natural gas commodity prices.

     In contrast to the performance of the market, macroeconomic activity improved materially, though haltingly. Gross Domestic Product grew 2.4%, or slightly under long-term trend, in response to strong monetary stimulus from the Federal Reserve. Historically low interest rates fueled impressive consumer spending on big-ticket items like cars and homes. Mirroring this economic expansion, core corporate profits resumed growth in the second quarter after six consecutive quarterly declines when measured year-to-year. Consensus estimates for S&P 500 earnings are expected to show a rise of 19% for the fourth quarter 2002 and 4% for the year.

     The decline in the market, against a backdrop of improving macroeconomics and business fundamentals, is perhaps further evidence of the enormity of the late 90's bubble. Certainly, heightened geopolitical uncertainty and widespread reporting of corporate malfeasance combined to erode investors' confidence. What was surprising to us was the breadth of the negative stock returns with 70% of the S&P 500 names declining for the year, and the severity with which some already depressed stocks were taken to the cleaners if they aired some unexpected dirty laundry.

     Our main performance detractors in 2002 (Electronic Data Systems Corp. ("EDS") and Cypress Semiconductor Corp. in technology, Convergys Corp. and Interpublic Group of Cos., Inc. in professional services, and Safeway, Inc. in retailing) had deteriorations in fundamentals that were disappointing. In the case of EDS (discussed in more depth in the third quarter report), we concluded the punitive action was overdone and we added to our holdings. With a 32% gain in the 4th quarter, EDS was one of the Fund's top performers during this period.

================================================================================

     For the year, major contributors, such as Boston Scientific Corp. and Oxford Health Plans, Inc. in healthcare, and insurer Allstate Corp., all had improving earnings realizations as the year progressed. Halliburton Co. and Tyco International Limited, purchased later in the year, were additive to the Fund as company-specific extraordinary issues were resolved.

     Our strategy since Sound Shore Management's formation 25 years ago has been to invest in out-of-favor stocks whose earning power has not been affected nearly as much as their valuations would suggest. While we have never been close to perfect, the results last year and for longer-term periods suggest this continues to be a viable strategy.

     As we enter 2003, we are encouraged that stock valuations on trailing, prospective, and normalized earnings are at much more reasonable levels than in recent years and particularly when measured against competing investments in fixed income. That, and the observation that stocks are responding to business fundamentals rather than pie-in-the-sky themes, should continue to reward us if we are diligent in the application of our disciplines.

     Thank you for your continued investment with us in the Sound Shore Fund.

Sincerely,

/s/ T. Gibbs Kane, Jr.

T. GIBBS KANE, JR.

     * THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. THE FUND'S 1-, 5-, 10-, AND 15-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 12/31/02 WERE -15.43%, 1.04%, 10.81%, AND 12.60% RESPECTIVELY.

     THE FUND'S AVERAGE ANNUAL TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE PAGE 3 FOR ADDITIONAL FUND PERFORMANCE. FOR CURRENT FUND PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM OR CALL (800) 551-1980.

     THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGER AS OF 12/31/02 AND MAY NOT NECESSARILY REFLECT HIS VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND (II) DO NOT CONSTITUTE INVESTMENT ADVICE. (02/03)

================================================================================

     The following chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in Sound Shore Fund, Inc. (the "Fund") including reinvested dividends and distributions, compared with a broad-based securities market index. The Standard and Poor's 500 Index (the "S&P 500") is a market-weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment. The S&P 500 excludes the effect of any expenses, which have been deducted from the Fund's return. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE CANNOT PREDICT NOR GUARANTEE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.

                       SOUND SHORE FUND VS. S&P 500 INDEX


----------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------------------------
                           1 Year     5 Year    10 Year
    Sound Shore Fund       (15.43)%    1.04%     10.81%
    S&P 500 Index          (22.10)%    (0.58)%    9.34%


Value on 12/31/02
Sound Shore Fund: $27,918
S&P 500 Index: $24,415
[GRAPH]

                                                                      SOUND SHORE FUND                    S&P 500 INDEX
                                                                      ----------------                    -------------
12/92                                                                      10000                              10000
                                                                           10135                              10084
                                                                           10129                              10221
                                                                           10597                              10437
                                                                           10351                              10184
                                                                           10554                              10456
                                                                           10505                              10486
                                                                           10418                              10444
                                                                           10653                              10840
                                                                           10579                              10754
                                                                           10851                              10976
                                                                           10826                              10872
12/93                                                                      11197                              11004
                                                                           11597                              11378
                                                                           11441                              11069
                                                                           11136                              10587
                                                                           11169                              10723
                                                                           11190                              10898
                                                                           11020                              10632
                                                                           11191                              10980
                                                                           11634                              11430
                                                                           11402                              11151
                                                                           11430                              11401
                                                                           11129                              10986
12/94                                                                      11230                              11149
                                                                           11433                              11437
                                                                           11869                              11883
                                                                           12116                              12233
                                                                           12210                              12593
                                                                           12828                              13095
                                                                           13184                              13399
                                                                           13447                              13843
                                                                           13608                              13878
                                                                           13871                              14463
                                                                           13659                              14411
                                                                           14302                              15044
12/95                                                                      14584                              15333
                                                                           14809                              15855
                                                                           15098                              16002
                                                                           15484                              16156
                                                                           16094                              16394
                                                                           16849                              16816
                                                                           16616                              16880
                                                                           15972                              16135
                                                                           16560                              16476
                                                                           17406                              17402
                                                                           17865                              17882
                                                                           19363                              19232
12/96                                                                      19437                              18851
                                                                           20395                              20028
                                                                           20609                              20186
                                                                           19848                              19358
                                                                           20663                              20513
                                                                           22024                              21761
                                                                           23063                              22735
                                                                           25145                              24543
                                                                           25046                              23169
                                                                           26787                              24438
                                                                           25656                              23622
                                                                           25881                              24715
12/97                                                                      26512                              25139
                                                                           26410                              25417
                                                                           28387                              27249
                                                                           29361                              28643
                                                                           29547                              28931
                                                                           28331                              28435
                                                                           27828                              29589
                                                                           26544                              29275
                                                                           23010                              25046
                                                                           23800                              26651
                                                                           26377                              28817
                                                                           27093                              30563
12/98                                                                      27680                              32323
                                                                           27157                              33674
                                                                           26007                              32628
                                                                           26512                              33933
                                                                           28568                              35247
                                                                           28615                              34416
                                                                           29446                              36325
                                                                           28453                              35191
                                                                           26682                              35017
                                                                           25810                              34058
                                                                           26897                              36213
                                                                           27000                              36949
12/99                                                                      27694                              39124
                                                                           26585                              37158
                                                                           25871                              36456
                                                                           28991                              40020
                                                                           28352                              38816
                                                                           28267                              38019
                                                                           27337                              38957
                                                                           27920                              38348
                                                                           30199                              40729
                                                                           30840                              38579
                                                                           32167                              38415
                                                                           30877                              35389
12/00                                                                      33283                              35563
                                                                           31890                              36824
                                                                           32424                              33468
                                                                           32601                              31349
                                                                           32986                              33783
                                                                           34023                              34010
                                                                           33497                              33182
                                                                           33714                              32856
                                                                           33348                              30801
                                                                           31092                              28315
                                                                           30607                              28855
                                                                           32230                              31068
12/01                                                                      33014                              31340
                                                                           32139                              30884
                                                                           32161                              30288
                                                                           33834                              31427
                                                                           33392                              29523
                                                                           33715                              29306
                                                                           30372                              27219
                                                                           27585                              25096
                                                                           28363                              25261
                                                                           25404                              22518
                                                                           26689                              24498
                                                                           28493                              25938
12/02                                                                      27918                              24415

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 2002
================================================================================

                                                                 SHARE           MARKET
                                                                AMOUNT           VALUE
                                                              -----------    --------------
COMMON STOCK (97.0%)
-------------------------------------------------------------------------------------------

BANKS (3.9%)
National City Corp.                                               417,500    $   11,406,100
U.S. Bancorp                                                      875,000        18,567,500
                                                                             --------------
                                                                                 29,973,600
                                                                             --------------
COMMUNICATIONS (12.6%)
CenturyTel, Inc.                                                  937,000        27,529,060
Citizens Communications Co.+                                    2,162,300        22,812,265
Liberty Media Corp.+                                            2,222,500        19,869,150
Sprint Corp. (FON Group)                                        1,066,600        15,444,368
Telephone & Data Systems, Inc.                                    206,300         9,700,226
                                                                             --------------
                                                                                 95,355,069
                                                                             --------------
CONSUMER CYCLICALS (1.6%)
Dana Corp.                                                      1,018,500        11,977,560
                                                                             --------------
CONSUMER PRODUCTS (0.8%)
Kimberly-Clark Corp.                                              123,300         5,853,051
                                                                             --------------
ENERGY (5.7%)
Halliburton Co.                                                 1,110,500        20,777,455
Marathon Oil Corp.                                              1,070,000        22,780,300
                                                                             --------------
                                                                                 43,557,755
                                                                             --------------
FINANCIAL SERVICES (5.2%)
Countrywide Financial Corp.                                       322,400        16,651,960
Federal Home Loan Mortgage Corp.                                  383,500        22,645,675
                                                                             --------------
                                                                                 39,297,635
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2002
================================================================================

                                                                 SHARE           MARKET
                                                                AMOUNT           VALUE
                                                              -----------    --------------
HEALTHCARE (9.4%)
Baxter International, Inc.                                        394,700    $   11,051,600
HCA, Inc.                                                         114,000         4,731,000
IMS Health, Inc.                                                1,040,600        16,649,600
Omnicare, Inc.                                                    892,400        21,265,892
Triad Hospitals, Inc.+                                            598,000        17,838,340
                                                                             --------------
                                                                                 71,536,432
                                                                             --------------
INDUSTRIALS (16.7%)
Eaton Corp.                                                       193,500        15,114,285
Goodrich Corp.                                                    312,500         5,725,000
Engelhard Corp.                                                   575,500        12,862,425
Republic Services, Inc.+                                        1,009,000        21,168,820
SPX Corp.+                                                        225,000         8,426,250
Textron, Inc.                                                     421,200        18,107,388
Thermo Electron Corp.+                                          1,114,200        22,417,704
Tyco International Ltd.                                         1,367,500        23,356,900
                                                                             --------------
                                                                                127,178,772
                                                                             --------------
INSURANCE (15.8%)
Aetna, Inc.                                                       610,000        25,083,200
Ambac Financial Group, Inc.                                       258,300        14,526,792
AON Corp.                                                       1,134,500        21,430,705
Berkshire Hathaway A+                                                 508        36,957,000
MBIA, Inc.                                                        405,000        17,763,300
Principal Financial Group, Inc.                                   130,000         3,916,900
                                                                             --------------
                                                                                119,677,897
                                                                             --------------
PHARMACEUTICALS (8.7%)
Bristol-Myers Squibb Co.                                          387,500         8,970,625
Mylan Laboratories, Inc.                                          540,000        18,846,000
Schering-Plough Corp.                                             702,000        15,584,400
Watson Pharmaceuticals, Inc.+                                     805,700        22,777,139
                                                                             --------------
                                                                                 66,178,164
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 2002
================================================================================

                                                                 SHARE           MARKET
                                                                AMOUNT           VALUE
                                                              -----------    --------------
PROFESSIONAL SERVICES (5.8%)
Convergys Corp.+                                                  631,700    $    9,570,255
Equifax, Inc.                                                     651,900        15,084,966
Interpublic Group of Cos., Inc.                                 1,402,500        19,747,200
                                                                             --------------
                                                                                 44,402,421
                                                                             --------------
RETAIL (2.9%)
Kroger Co.+                                                       512,700         7,921,215
Safeway, Inc.+                                                    589,500        13,770,720
                                                                             --------------
                                                                                 21,691,935
                                                                             --------------
TECHNOLOGY (2.8%)
Cypress Semiconductor Corp.+                                      417,500         2,388,100
Electronic Data Systems Corp.                                   1,007,000        18,559,010
                                                                             --------------
                                                                                 20,947,110
                                                                             --------------
UTILITIES (5.1%)
Duke Energy Corp.                                               1,152,000        22,510,080
TXU Corp.                                                         889,000        16,606,520
                                                                             --------------
                                                                                 39,116,600
                                                                             --------------
TOTAL COMMON STOCK (COST $710,936,307)                                       $  736,744,001
                                                                             --------------
SHORT-TERM HOLDINGS (3.3%)
-------------------------------------------------------------------------------------------
Daily Assets Cash Fund                                          2,573,355    $    2,573,355
Daily Assets Government Obligations Fund                        3,290,087         3,290,087
Deutsche Cash Management Fund                                   8,197,336         8,197,336
Monarch Cash Fund                                              11,449,448        11,449,448
                                                                             --------------
TOTAL SHORT-TERM HOLDINGS (COST $25,510,226)                                 $   25,510,226
                                                                             --------------
TOTAL INVESTMENTS (100.3%) (COST $736,446,533)                               $  762,254,227
OTHER ASSETS LESS LIABILITIES (-0.3%)                                            (2,580,684)
                                                                             --------------
NET ASSETS (100.0%) (29,436,499 SHARES OUTSTANDING)                          $  759,673,543
                                                                             ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                    $        25.81
                                                                             ==============

 + Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF NET ASSETS (CONCLUDED)
DECEMBER 31, 2002
================================================================================

                                                                                MARKET
                                                                                VALUE
                                                                            --------------
AT DECEMBER 31, 2002, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------
Par Value                                                                   $       29,436
Paid in Capital                                                                742,835,887
Undistributed Net Investment Income                                                 23,679
Unrealized Appreciation on Investments                                          25,807,694
Accumulated Net Realized Loss from Investments                                  (9,023,153)
                                                                            --------------
NET ASSETS                                                                  $  759,673,543
                                                                            ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
================================================================================

INVESTMENT INCOME
Income:
     Dividends..............................................        $   9,906,006
     Interest...............................................              493,343
                                                                    -------------
          Total Income......................................           10,399,349
                                                                    -------------
Expenses:
     Investment Adviser fee (Note 3)........................            6,735,658
     Administrator fee (Note 3).............................              899,588
     Transfer agent fee (Note 3)............................              898,088
     Custodian fee (Note 3).................................              103,144
     Accounting fee (Note 3)................................               60,008
     Legal fee..............................................               34,878
     Auditing fee...........................................               28,393
     Directors' fees and expenses (Note 3)..................               35,174
     Miscellaneous..........................................              119,162
                                                                    -------------
          Total Expenses....................................            8,914,093
     Expenses Reimbursed (Note 3)...........................              (72,917)
                                                                    -------------
     Net Expenses...........................................            8,841,176
                                                                    -------------
Net Investment Income.......................................            1,558,173
                                                                    -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments sold.......................           (6,631,540)
Net change in unrealized appreciation (depreciation) of
  investments...............................................         (155,069,953)
                                                                    -------------
Net realized and unrealized loss on investments.............         (161,701,493)
                                                                    -------------
Net decrease in net assets resulting from operations........        $(160,143,320)
                                                                    =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

INCREASE (DECREASE) IN NET ASSETS

                                                              FOR THE               FOR THE
                                                             YEAR ENDED            YEAR ENDED
                                                            DECEMBER 31,          DECEMBER 31,
                                                                2002                  2001
                                                           --------------        --------------
Operations:
     Net investment income.........................        $    1,558,173        $    3,413,711
     Net realized gain (loss) on investments
       sold........................................            (6,631,540)           93,273,572
     Net change in unrealized appreciation
       (depreciation) of investments...............          (155,069,953)         (106,993,281)
                                                           --------------        --------------
     Decrease in net assets from operations........          (160,143,320)          (10,305,998)
Dividends to shareholders from net investment
  income...........................................            (1,534,643)           (3,354,885)
Dividends to shareholders from net realized
  gains............................................                    --           (90,051,740)
Capital share transactions (Note 5)................          (112,306,341)           35,481,990
                                                           --------------        --------------
     Total decrease................................          (273,984,304)          (68,230,633)
Net assets:
     Beginning of the year.........................         1,033,657,847         1,101,888,480
                                                           --------------        --------------
     End of the Year (Including line (A))..........        $  759,673,543        $1,033,657,847
                                                           ==============        ==============
     (A) Accumulated undistributed net investment
         income....................................        $       23,679        $          149
                                                           ==============        ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================

1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was  incorporated on February 19, 1985, as a
no-load,   diversified,   open-end  management   investment  company  under  the
Investment Company Act of 1940 as amended (the "1940 Act").

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

     A) SECURITY VALUATION
     Securities, other than short-term securities, held by the Fund for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). Common stocks which are not so traded, for which no sale was reported, and over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt instruments having sixty days or less remaining until maturity may be stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued based upon prices furnished by dealers maintaining an active market in such securities or by an independent pricing service approved as reliable by the Board of Directors. Securities (including restricted securities) for which market quotations are not readily available are valued in good faith, at the direction of the Board of Directors.

     B) SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

     C) DIVIDENDS TO SHAREHOLDERS
     Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

     treatment of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

     D) FEDERAL TAXES
     The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

OTHER SERVICES
Under an Administration Agreement, the Fund pays an administration fee to Forum Administrative Services, LLC ("FAdS") at an annual rate of 0.10% of the Fund's average daily net assets, plus a $1,500 tax fee.

Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ sub-custodians. For its services, the Custodian receives a fee from the Fund at an annual rate as follows: 0.01% for the first $1 billion in Fund assets, 0.0075% for Fund assets between $1-$2 billion, 0.005% for Fund assets between $2-$6 billion and 0.0025% for Fund assets greater than $6 billion. In addition, the Custodian receives an annual maintenance fee of $2,400 plus certain transaction fees.

Under a Fund Accounting Agreement, Forum Accounting Services, LLC ("FAcS"), an affiliate of FAdS, provides portfolio accounting services to the Fund. FAcS is paid a fee at an annual rate of $60,000 per year.

Under a Transfer Agency Agreement, Forum Shareholder Services, LLC ("FSS"), an affiliate of FAdS, provides transfer agency services to the Fund. FSS is paid a fee at an annual rate of 0.10% of the Fund's average daily net assets.

Under a Distribution Agreement, Forum Fund Services, LLC ("FFS") acts as distributor of the Fund's shares and is not paid any fee for its distribution services.

The Fund pays five Directors who are unaffiliated with the Adviser, FAdS or any of its affiliates, $1,000 per meeting attended, plus $750 per quarter.

Fees due to the Adviser and other related parties in the amount of $490,760 and $135,914, respectively, are payable at December 31, 2002.

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

FAdS has agreed contractually to waive a portion of its fee and reimburse certain expenses so that total annual operating expenses do not exceed 0.98% of average daily net assets through April 30, 2003. FAdS has contractually waived fees of $72,917 for the period from January 1, 2002 to December 31, 2002.

Certain Officers and Directors of the Fund are officers or directors of the above companies.

4.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ended December 31, 2002, aggregated $626,264,443 and $740,595,474 respectively.

5.  FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

For federal income tax purposes, the tax basis of investment securities owned as of December 31, 2002 was $741,891,259. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $82,712,583, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $62,349,615.

The Capital Loss carryover as of December 31, 2002 was $3,578,427 and expires in December 2010.

The Fund determines its net investment income (NII) and capital gains distributions in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                                     DECEMBER 31, 2002    DECEMBER 31, 2001
                                                     -----------------    -----------------
Ordinary Income....................................     $ 1,534,643          $ 3,411,568
Long-Term Capital Gain.............................              --           86,887,372
Long-Long Term Capital Gain........................              --            5,916,660

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income......................     $    23,679
Unrealized Appreciation............................      20,362,968

SOUND SHORE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

6.  CAPITAL STOCK

As of December 31, 2002, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $742,865,323. Transactions in capital stock were as follows:

                                               FOR THE                         FOR THE
                                              YEAR ENDED                     YEAR ENDED
                                          DECEMBER 31, 2002               DECEMBER 31, 2001
                                     ----------------------------    ---------------------------
                                       SHARES          AMOUNT          SHARES          AMOUNT
                                       ------          ------          ------          ------
Sale of Shares.....................   11,542,703    $ 313,105,075      9,892,704    $324,536,435
Reinvestment of dividends..........       46,138        1,156,666      2,759,152      85,068,422
Redemption of shares...............  (15,950,776)    (426,568,082)   (11,545,750)   (374,122,867)
                                     -----------    -------------    -----------    ------------
Net increase (decrease)
From capital transactions..........   (4,361,935)   $(112,306,341)     1,106,106    $ 35,481,990
                                     ===========    =============    ===========    ============

Of the 29,436,499 shares outstanding as of December 31, 2002, the Employees' Profit Sharing Plan of Sound Shore Management, Inc. owned 328,090 shares.

SOUND SHORE FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================

                                                         YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------------
                                        2002         2001          2000          1999          1998
                                        ----         ----          ----          ----          ----
Net Asset Value, Beginning of
  Period...........................    $30.58        $33.70        $29.47        $29.62        $28.57
                                       ------        ------        ------        ------        ------
Investment Operations
    Net investment income..........      0.05          0.10          0.14          0.17          0.21
    Net realized and unrealized
       gain (loss) on
       investments.................     (4.77)        (0.36)         5.79         (0.15)         1.05
                                       ------        ------        ------        ------        ------
Total from Investment Operations...     (4.72)        (0.26)         5.93          0.02          1.26
                                       ------        ------        ------        ------        ------
Distributions From
    Net investment income..........     (0.05)        (0.10)        (0.14)        (0.17)        (0.20)
    In excess of net investment
       income......................        --            --            --(a)         --(a)         --
    Net realized gains.............        --         (2.76)        (1.47)           --            --
    In excess of net realized
       gain........................        --            --         (0.09)(c)         --           --
    Return of capital..............        --            --            --            --         (0.01)
                                       ------        ------        ------        ------        ------
Total Distributions................     (0.05)        (2.86)        (1.70)        (0.17)        (0.21)
                                       ------        ------        ------        ------        ------
Net Asset Value, End of Period.....    $25.81        $30.58        $33.70        $29.47        $29.62
                                     ========    ==========    ==========    ==========    ==========
Total Return.......................    (15.43)%       (0.81)%       20.18%         0.05%         4.40%
Ratio/Supplementary Data
Net Assets at End of Period
  (in thousands)...................  $759,674    $1,033,658    $1,101,888    $1,174,735    $1,961,487
Ratios to Average Net Assets:
    Expenses (net of
       reimbursement)..............      0.98%         0.98%         0.98%         0.98%         0.99%
    Expenses (gross)(b)............      0.99%         0.99%         0.99%         0.98%         1.00%
    Net Investment Income..........      0.17%         0.32%         0.44%         0.50%         0.77%
Portfolio Turnover Rate............        72%          104%           98%           41%           44%

(a) The Fund distributed an amount in excess of net investment income of less than $0.01 per share.

(b) Reflects expense ratio in the absence of expense reimbursement.

(c) Distributions in excess of realized gains are the result of timing issues.

SOUND SHORE FUND, INC.
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
SOUND SHORE FUND, INC.

We have audited the accompanying statement of net assets of Sound Shore Fund, Inc. (the "Fund") as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 15, 2003

SOUND SHORE FUND, INC.
DECEMBER 31, 2002 (UNAUDITED)
================================================================================

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of qualifying dividends eligible for the corporate dividends received deduction is 100.0%.

DIRECTORS AND OFFICERS OF THE FUND

The following is relevant information regarding each Director and Officer of the
Fund:

NAME, ADDRESS                      POSITION(S)      LENGTH OF TIME   PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH                  WITH THE FUND    SERVED(1)        DURING THE PAST FIVE YEARS
-----------------                  -------------    --------------   --------------------------
DISINTERESTED DIRECTORS
Dr. D. Kenneth Baker              Director          March 1987       Consultant, Princeton University,
  3088 Fairway Woods,                               to present       1990-1998; Consultant, University of
  Carolina Trace                                                     Pennsylvania, 1992-1998
  Sanford, North Carolina 27330
  Born: October 1923

Charles J. Hedlund                Director, Audit   April 1985       Member, Board of Trustees, American
  58 Country Road South           Committee         to present       University in Cairo Member, Board of
  Village of Golf, Florida        (member)                           Trustees, Conservation International
  33436                                                              of Washington, D.C.
  Born: November 1917

John L. Lesher                    Director, Audit   April 1985       President, Resource Evaluation, Inc.
  402 West Lyon Farm Drive        Committee         to present       since March 1994 Member of the Board,
  Greenwich, Connecticut 06831    (member)                           Resource Evaluation, Ltd. Member of
  Born: February 1934                                                the Board, First Industrial Real
                                                                     Estate Trust

John J. McCloy II                 Director, Audit   April 1985       Director, Noise Cancellation
  475 Park Avenue South           Committee         to present       Technologies, Inc. Director, Passenger
  New York, New York 10016        (member)                           Express
  Born: November 1937                                                Director, EPT Technologies
                                                                     Director, Geo History
                                                                     Trustee, American University in Cairo

Walter R. Nelson                  Director, Audit   September 1993   President (retired), Nelson
  60 Kirby Lane                   Committee         to present       Publications, an information provider
  Rye, New York 10580             (member),                          to the financial services and
  Born: November 1932             Valuation                          investment industry
                                  Committee
                                  (member)

INTERESTED DIRECTORS
Harry Burn, III, M.B.A.(2)        Chairman and      April 1985       Chairman and Director, Sound Shore
  8 Sound Shore Drive             Director,         to present       Management, Inc. since 1978. He is a
  Greenwich, Connecticut 06836    Valuation         (Chairman        Chartered Financial Analyst
  Born: January 1944              Committee         September 1992
                                  (member)          to present)

SOUND SHORE FUND, INC.
DECEMBER 31, 2002 (UNAUDITED) (CONTINUED)
================================================================================

DIRECTORS AND OFFICERS OF THE FUND (CONTINUED)


NAME, ADDRESS                     POSITION(S)       LENGTH OF TIME   PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH                 WITH THE FUND     SERVED(1)        DURING THE PAST FIVE YEARS
-----------------                 -------------     --------------   --------------------------
T. Gibbs Kane, Jr.(3)             President         April 1985       President and Director, Sound Shore
  8 Sound Shore Drive             and Director,     to present       Management, Inc. since 1977. He is a
  Greenwich, Connecticut 06836    Valuation                          Chartered Financial Analyst
  Born: May 1947                  Committee
                                  (member)

OFFICERS
John Y. Keffer                    Vice President    June 1993        Director, Forum Financial Group, LLC.
  Two Portland Square                               to present       For more than five years, sole
  Portland, Maine 04101                                              shareholder (directly and indirectly)
  Born: July 1942                                                    of Forum Financial Group LLC, which
                                                                     owns (directly or indirectly) Forum
                                                                     Administrative Services, LLC, Forum
                                                                     Shareholder Services, LLC, Forum
                                                                     Accounting Services, LLC, Forum
                                                                     Investment Advisors, LLC and Forum
                                                                     Fund Services, LLC Officer, Director
                                                                     or Trustee, various funds managed and
                                                                     distributed by Forum Administrative
                                                                     Services, LLC and Forum Fund Services,
                                                                     LLC

Stacey E. Hong                    Treasurer         June 2002        Director, Forum Accounting Services,
  Two Portland Square                               to present       LLC since 1998, with which he has been
  Portland, ME 04101                                                 associated since 1992
  Born: May 1966

Shanna S. Sullivan                Secretary         October 1985     Vice President, Treasurer, Secretary
  8 Sound Shore Drive                               to present       and Director, Sound Shore Management,
  Greenwich, Connecticut 06836                                       Inc. since 1979
  Born: August 1945

Ellen S. Smoller                  Assistant         October 1985     Equity Trader, Sound Shore Management,
  8 Sound Shore Drive             Secretary         to present       Inc. since 1984
  Greenwich, Connecticut 06836
  Born: April 1959

D. Blaine Riggle                  Assistant         January 1999     Relationship Manager and Counsel,
  Two Portland Square             Secretary         to present       Forum Financial Group, LLC since 1998;
  Portland, ME 04101                                                 Officer, various funds managed and
  Born: November 1966                                                distributed by Forum Fund Services,
                                                                     LLC and Forum Administrative Services,
                                                                     LLC

SOUND SHORE FUND, INC.
DECEMBER 31, 2002 (UNAUDITED) (CONCLUDED)
================================================================================

DIRECTORS AND OFFICERS OF THE FUND (CONCLUDED)


NAME, ADDRESS                      POSITION(S)      LENGTH OF TIME   PRINCIPAL OCCUPATION(S)
AND DATE OF BIRTH                  WITH THE FUND    SERVED(1)        DURING THE PAST FIVE YEARS
-----------------                  -------------    --------------   --------------------------
Cheryl O. Tumlin                  Assistant         January 2002     Counsel, Forum Financial Group, LLC;
  Two Portland Square             Secretary         to present       November 2001 to present and July 1996
  Portland, ME 04101                                                 to January 1999; Counsel, I-many,
  Born: June 1966                                                    Inc., January 1999 to October 2001;
                                                                     Officer, various funds managed and
                                                                     distributed by Forum Fund Services,
                                                                     LLC and Forum Administrative Services,
                                                                     LLC

Dawn L. Taylor                    Assistant         January 1999     Tax Manager, Forum Financial Group,
  Two Portland Square             Treasurer         to present       LLC, October 1997 to present; Officer,
  Portland, ME 04101                                                 various funds managed and distributed
  Born: May 1964                                                     by Forum Fund Services, LLC and Forum
                                                                     Administrative Services, LLC

(1)  TERM OF SERVICE IS INDEFINITE.

(2) MR. BURN OWNS A CONTROLLING INTEREST IN THE ADVISER FOR WHICH HE SERVES AS CHAIRMAN AND DIRECTOR. HE IS ONE OF THE PORTFOLIO MANAGERS OF THE FUND.

(3) MR. KANE OWNS A CONTROLLING INTEREST IN THE ADVISER FOR WHICH HE SERVES AS PRESIDENT AND DIRECTOR. HE IS ONE OF THE PORTFOLIO MANAGERS OF THE FUND.

EACH DIRECTOR OVERSEES THE FUND, WHICH IS THE ONLY PORTFOLIO WITHIN THE COMPLEX. NO DIRECTOR HOLDS OTHER DIRECTORSHIPS OR TRUSTEESHIPS. THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS. THE SAI IS AVAILABLE FOR FREE, BY CONTACTING THE FUND AT (800) 551-1980.

This report is submitted for the general               ANNUAL REPORT
information of the shareholders of the
Fund. It is not authorized for
distribution to prospective investors in
the Fund unless preceded or accompanied                DECEMBER 31 , 2002
by an effective prospectus, which
includes information regarding the
Fund's objectives and policies,                        SOUND
experience of its management,                          SHORE
marketability of shares, and other                     FUND
information. Forum Fund Services, LLC,
distributor. (02/03)

SOUND SHORE FUND, INC.
Two Portland Square
Portland, ME 04101
http://www.soundshorefund.com


                              [LIGHTHOUSE GRAPHIC]